Exhibit 4.27

JPMORGAN CHASE BANK, N.A.
GLOBAL TRADE SERVICES
131 SOUTH DEARBORN, 5th FLOOR
MAIL CODE: IL1-0236
CHICAGO, IL 60603-5506
SWIFT: CHASUS33

TO:
MCDONALD’S LATIN AMERICA, LLC
ONE MCDONALD’S PLAZA
OAK BROOK, ILLINOIS 60523
U.S.A.

DATE : 05 Nov 2018
SUBJECT: STANDBY LETTER OF CREDIT AMENDMENT
OUR REFERENCE: TFTS-865131

DEAR SIR/MADAM,

AMENDMENT NUMBER    : 1
ACCOUNT PARTY        : ARCOS DORADOS BV
                 BARBARA STROZZILAAN 101
                 1083 HN AMSTERDAM
                 THE NETHERLAND

WE HEREBY AMEND THE ABOVE REFERENCED STANDBY LETTER OF CREDIT AS FOLLOWS:

NEW EXPIRY DATE        : 06 NOV 2021

ALL OTHER TERMS AND CONDITIONS OF THE STANDBY LETTER OF CREDIT REMAIN UNCHANGED.

All inquiries regarding this transaction may be directed to our Client Service Group at the following
Telephone Number or Email Address quoting our reference TFTS-865131.
Telephone Number: 1-800-634-1969
Email Address: gts.client.services@jpmchase.com

Yours Faithfully,
JPMorgan Chase Bank, N.A.,

/s/ [illegible]
………………………………
Authorized Signatory

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	05 Nov 2018	Page – 1/1

JPMORGAN CHASE BANK, N.A.
GLOBAL TRADE SERVICES
131 SOUTH DEARBORN, 5th FLOOR
MAIL CODE: IL1-0236
CHICAGO, IL 60603-5506
SWIFT: CHASUS33

TO:
ARCOS DORADOS BV
Barbara Strozzilaan 101
1083 HN Amsterdam
NETHERLANDS

Date: 05 Nov 2018
Subject: Acknowledgement Advice for Standby Letter of Credit Amendment
Our Reference: TFTS-865131

Dear Sir/Madam,

Standby LC Reference        : TFTS-865131
Account Party            : ARCOS DORADOS BV
                 BARBARA STROZZILAAN 101
                 1083 HN AMSTERDAM
                 THE NETHERLAND
Beneficiary            : MCDONALD’S LATIN AMERICA, LLC
                 ONE MCDONALD’S PLAZA
                 OAK BROOK, ILLINOIS 60523
                 U.S.A.

As per your request we have issued our Irrevocable Standby Letter of Credit Amendment under our reference number stated above.

We hereby enclose the copy of the Irrevocable Standby Letter of Credit Amendment for your information and record purpose.

We await your payment for the total of below mentioned charges

Please Remit Proceeds/ Charges via FEDWIRE to JP Morgan Chase Bank, N.A., New York
(CHASUS33) ABA: 021000021 for credit to our Global Trade Services Account No. 324-331754 quoting our reference number TFTS-865131.

Standby LC Amendment Fee         : USD 250.00

All inquiries regarding this transaction may be directed to our Client Service Group at the following
Telephone Number or Email Address quoting our reference TFTS-865131.
Telephone Number: 1-800-634-1969
Email Address: gts.client.services @jpmchase.com

This is a computer generated document and therefore does not require a signature

Organized under the laws of U.S.A. with limited liability
United States	TFTS-865131	05 Nov 2018	Page – 1/1